UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 5, 2014

ENDURANCE EXPLORATION GROUP, INC.

 (Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

333-141817	03-0611187
(Commission File Number)	(IRS Employer Identification No.)

15500 Roosevelt Blvd, Suite 301

Clearwater, FL, 33760

(Address of principal executive offices and zip code)

(727) 289-0010

 (Registrant’s telephone number including area code)

Althardstrasse 10
CH-8105 Regensdorf, Switzerland

 (Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

 [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 3, 2014, Endurance Exploration Group, Inc. ("Endurance" or the “Company”) filed a legal action in the U.S. District Court for the Middle District of Florida, Tampa Division, (the “Court”) under case number 8:14-CV-2502t35MAP, against an unknown sunken 19th century paddle-wheel steam that the Company believes are the remains of the SS Connaught, a privately owned vessel that sank in October of 1860.

On October 22, 2014, the Clerk of the Court issued a Warrant of Arrest against said vessel and her cargo, directing the United States Marshal to take custody of the vessel, her apparel, tackle and appurtenances, and her cargo and to retain custody of the same pending further order of this Court.

Endurance wishes to announce that on October 31, 2014 and by order of the U.S. Magistrate Judge Endurance was appointed substitute custodian of the hull fragments recovered from the wreck site and all future artifacts recovered from the wreck site, subject to conservation and safekeeping arrangements deem sufficient by the Court.

More information about Endurance is available at the follow sites:

http://www.eexpl.com/

www.facebook.com/EnduranceExplorationGroup

Endurance has issued a press release containing additional details regarding this Court action attached hereto as Exhibit 99.1 and is incorporated by this reference.

Cautionary Information Regarding Forward-Looking Statements.

This Form 8-K and the attached press release includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In addition to statements which explicitly describe such risks and uncertainties, readers are urged to consider statements labeled with the terms "believes," "belief," "expects," "intends," "anticipates," "will," or "plans" to be uncertain and forward looking. The forward-looking statements contained herein are also subject generally to other risks and uncertainties including but not limited to legal and operational risks of offshore, historic shipwreck recovery.

Forward-looking statements contained in this Form 8-K and in the attached press release are made under the Safe Harbor Provision of the Private Securities Litigation Reform Act of 1995. Any such statements are subject to risks and uncertainties that could cause actual results to differ materially from the anticipated. The information contained in this release is as of November 5, 2014. Endurance Exploration Group, Inc assumes no obligation to update forward-looking statements contained in this Form 8-K and attached press release as the result of new information or future events or developments.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits:

99.1  Press Release issued on November 5, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDURANCE EXPLORATION GROUP, INC.
Dated: November 5, 2014	By:	/s/ Micah Eldred
Name: Micah Eldred Title: President and Chief Executive Officer